SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549


                                 FORM 8-K


                              Current Report
                    Pursuant to Section 13 OR 15(d) of
                  the  Securities Exchange Act of 1934

                             Date of Report:

                             August 18, 1995


                             VSE CORPORATION
          (Exact Name of Registrant as Specified in its Charter)



                                DELAWARE
      State or Other Jurisdiction of Incorporation or Organization)



        0-3676                                    54-0649263
(Commission File Number)                        (I.R.S. Identification Number)


         2550 Huntington Avenue
          Alexandria, Virginia                           22303-1499
(Address of Principal Executive Offices)                 (Zip Code)


Registrant's Telephone Number, Including Area Code
(703) 960-4600

VSE CORPORATION



Item 5.    OTHER EVENTS

     On August 18, 1995, VSE Corporation (the "Registrant") reported on an award of a cost-plus-award-fee contract by the U. S. Navy to provide engineering, technical, and logistics support services for various classes of U. S. ships bought, leased, or otherwise transferred to foreign governments.

     To perform the contract, VSE has teamed with other subcontractors.

Item 7.  (c)  EXHIBITS

     (i) A copy of the Registrant's press release regarding the matter discussed above under Item 5.


                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           VSE CORPORATION
                                           (Registrant)

Date:  August 18, 1995                     C. S. Weber

                                           C. S. Weber, Senior Vice President,
                                                Secretary and Treasurer
                                             (Principal Financial Officer)